As filed with the Securities and Exchange Commission on March 27, 2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

DWS STRATEGIC MUNICIPAL INCOME TRUST

(Exact name of registrant as specified in its charter)

Massachusetts	811-05767	36-3629052
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Third Avenue

New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 454-4500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 27, 2024, John W. Ballantine, a Class III Trustee of DWS Strategic Municipal Income Trust (the “Fund”), resigned from the Fund’s Board.

Item 8.01	Other Events

Effective March 27, 2024, Richard J. Herring was reclassified from a Class I Trustee to a Class III Trustee of the Fund and the size of the Fund’s Board was reduced by one Class I Trustee.

Effective March 27, 2024, Keith R. Fox was appointed as a member of the Fund’s Audit Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2024	DWS Strategic Municipal Income Trust

/s/ John Millette
Name: John Millette
Title: Secretary

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